                                                                    Exhibit 10.8




                                    AMERICA
                         1998 LONG-TERM INCENTIVE PLAN

                                    AMERICA
                         1998 LONG-TERM INCENTIVE PLAN

                               Table of Contents

1.   Purpose of the Plan............................................... 1

2.   Definitions....................................................... 1
     (a)  Award........................................................ 1
     (b)  Award Agreement.............................................. 1
     (c)  Board........................................................ 1
     (d)  Change in Control............................................ 1
     (e)  Code......................................................... 1
     (f)  Columbia/HCA................................................. 1
     (g)  Committee.................................................... 1
     (h)  Common Stock................................................. 2
     (i)  Corporation.................................................. 2
     (j)  Date of Grant................................................ 2
     (k)  Dividend Equivalent Award.................................... 2
     (l)  Effective Date............................................... 2
     (m)  Eligible Person.............................................. 2
     (n)  Employee..................................................... 2
     (o)  Fair Market Value............................................ 2
     (p)  Incentive Stock Option....................................... 2
     (q)  Non-qualified Stock Option................................... 2
     (r)  Option....................................................... 2
     (s)  Participant.................................................. 2
     (t)  Phantom Stock Award.......................................... 3
     (u)  Plan......................................................... 3
     (v)  Performance Award............................................ 3
     (w)  Restricted Stock Award....................................... 3
     (x)  Section 162(m)............................................... 3
     (y)  Section 162(m) Award......................................... 3
     (z)  Stock Appreciation Right..................................... 3
     (aa) Subsidiary................................................... 3

3.   Shares of Common Stock Subject to the Plan........................ 3
     3.1. Number of Shares............................................. 3
     3.2. Adjustments.................................................. 4

4.   Administration of the Plan........................................ 4
     4.1. Committee Members............................................ 4
     4.2. Discretionary Authority...................................... 4
     4.3. Changes to Awards............................................ 4

5.   Eligibility and Awards............................................ 5

6.   Stock Options..................................................... 5
     6.1. Grant of Option.............................................. 5

     6.2.   Exercise Price............................................    5
     6.3.   Vesting; Term of Option...................................    5
     6.4.   Option Exercise; Withholding..............................    5
     6.5.   Limited Transferability of Non-qualified Options..........    6
     6.6.   Additional Rules for Incentive Stock Options..............    6
            (a)  Annual Limits........................................    6
            (b)  Termination of Employment............................    6
            (c)  Other Terms and Conditions; Nontransferability.......    6
            (d)  Disqualifying Dispositions...........................    7
     6.7.   Restrictions on Transfer of Stock.........................    7

7.   Stock Appreciation Rights........................................    7
     7.1.   Grant of SARs.............................................    7
     7.2.   Tandem SARs...............................................    7
     7.3.   Freestanding SARs.........................................    7
     7.4.   Payment of SARs...........................................    8

8.   Restricted Stock Award...........................................    8
     8.1.   Grant of Restricted Stock Awards..........................    8
     8.2.   Vesting Requirements......................................    8
     8.3.   Restrictions..............................................    8
     8.4.   Rights as Shareholder.....................................    8
     8.5.   Section 83(b) Election....................................    9

9.   Performance Awards...............................................    9
     9.1.   Grant of Performance Awards...............................    9
     9.2.   Payment of Performance Awards.............................    9
     9.3.   Performance Criteria......................................    9
     9.4.   Section 162(m) Requirements...............................   10

10.  Phantom Stock Award..............................................   10
     10.1.  Grant of Phantom Stock Awards.............................   10
     10.2.  Payment of a Phantom Stock Awards.........................   10

11.  Dividend Equivalent Award........................................   10
     11.1.  Grant of a Dividend Equivalent Awards.....................   10
     11.2.  Payment of Dividend Equivalent Awards.....................   11

12.  Change in Control................................................   11
     12.1.  Effect of Change in Control...............................   11
     12.2.  Definition of Change in Control...........................   11

13.  Award Agreements.................................................   13
     13.1.  Form of Agreement.........................................   13
     13.2.  Forfeiture Events.........................................   13

14.  General Provisions...............................................   13

      14.1.  No Assignment or Transfer;  Beneficiaries................ 13
      14.2.  Deferrals of Payment..................................... 14
      14.3.  Rights as Shareholder.................................... 14
      14.4.  Employment or Service.................................... 14
      14.5.  Securities Laws.......................................... 14
      14.6.  Tax Withholding.......................................... 14
      14.7.  Unfunded Plan............................................ 14
      14.8.  Other Compensation and Benefit Plans..................... 15
      14.9.  Plan Binding on Transferees.............................. 15
     14.10.  Construction and Interpretation.......................... 15
     14.11.  Severability............................................. 15
     14.12.  Governing Law............................................ 15

15.  Effective Date, Termination and Amendment........................ 15
     15.1.  Establishment of the Plan................................. 15
     15.2.  Effective Date; Shareholder Approval...................... 15
     15.3.  Termination............................................... 16
     15.4.  Amendment................................................. 16

                                    AMERICA

                         1998 LONG-TERM INCENTIVE PLAN



1.   Purpose of the Plan

     The purpose of the America 1998 Long-Term Incentive Plan is to promote the interests of the Corporation and its shareholders by strengthening the Corporation's ability to attract, motivate, and retain personnel upon whose judgment, initiative, and efforts the financial success and growth of the business of the Corporation largely depend, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Corporation through stock ownership and other rights.

2.   Definitions

     Wherever the following capitalized terms are used in this Plan, they shall have the meanings specified below:

     (a) "Award" means an award of an Option, Restricted Stock Award, Stock Appreciation Right, Performance Award, Phantom Stock Award or Dividend Equivalent Award granted under the Plan.

     (b) "Award Agreement" means an agreement entered into between the Corporation and a Participant setting forth the terms and conditions of an Award granted to a Participant.

     (c)  "Board" means the Board of Directors of the Corporation; provided,
                                                                   --------
however, that with regard to any action to be taken prior to the first
-------
meeting of the Board of Directors of the Corporation, Board shall mean the Board of Directors of Columbia/HCA.

     (d) "Change in Control" shall have the meaning specified in Section 12 hereof.

     (e)  "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Columbia/HCA" means the Columbia/HCA Healthcare Corporation, a Delaware corporation.

     (g) "Committee" means the committee appointed to administer the Plan and shall consist of two or more directors of the Corporation (i) none of whom shall be officers or employees of the Corporation, and (ii) all of whom, to the extent deemed necessary or appropriate by the Board, shall satisfy the requirements for an "outside director" under Section 162(m) and a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. If the Board shall so direct, designated members of the Committee shall act as a separate committee, which shall administer the Plan as to all Section 162(m) Awards. In such event, all references herein to the Committee relating to Section 162(m) Awards shall be considered to refer only to such separate committee. The members of the Committee shall be appointed by and serve at the pleasure of the Board. Notwithstanding the foregoing, prior to the first meeting of the Board of Directors of the Corporation, Committee shall mean a committee of two or more

Directors of Columbia/HCA appointed to administer the plan (i) none of whom shall be officers or employees of Columbia/HCA, and (ii) all of whom, to the extent deemed necessary or appropriate by the Board of Columbia/HCA, shall satisfy the requirements for an "outside director" under Section 162(m) and a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934.

    (h)  "Common Stock" means the common stock of the Corporation.

    (i)  "Corporation" means America, a Delaware corporation.

    (j) "Date of Grant" means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of the Award.

    (k) "Dividend Equivalent Award" means an Award under Section 11 hereof entitling the Participant to receive payments with respect to dividends declared on the Common Stock.

    (l)  "Effective Date" means the Effective Date of this Plan, as defined in
Section 15.2 hereof.

    (m) "Eligible Person" means any person who is an Employee of the Corporation or any of its Subsidiaries and, in the case of Awards other than Incentive Stock Options, any consultant or other independent contractor (not including any non-employee outside director) providing services to the Corporation or a Subsidiary.

    (n)  "Employee" means any person who is employed as a common-law employee.

    (o) "Fair Market Value" of a share of Common Stock as of a given date means the closing sales price of the Common Stock on the New York Stock Exchange as reflected on the composite index on the trading day immediately preceding the date as of which Fair Market Value is to be determined, or in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported. If the Common Stock is not listed on the New York Stock Exchange on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

    (p) "Incentive Stock Option" means an option to purchase Common Stock that is intended to qualify as an incentive stock option under section 422 of the Code and the Treasury Regulations thereunder.

    (q) "Non-qualified Stock Option" means an option to purchase Common Stock that is not an Incentive Stock Option.

    (r) "Option" means an Incentive Stock Option or a Non-qualified Stock Option granted under Section 6 hereof.

    (s) "Participant" means any Eligible Person who holds an outstanding Award under the Plan.

    (t) "Phantom Stock Award" means an Award under Section 10 hereof entitling a Participant to a payment at the end of a vesting period of a unit value based on the Fair Market Value of a share of Common Stock.

    (u) "Plan" means the America 1998 Long-Term Incentive Plan as set forth herein, as it may be amended from time to time.

    (v) "Performance Award" means an Award under Section 9 hereof entitling a Participant to a payment based on the Fair Market Value of a share of Common Stock (a "Performance Share") or based on specified dollar units (a "Performance Unit") at the end of a performance period, if certain conditions established by the Committee are satisfied.

    (w) "Restricted Stock Award" means an Award under Section 8 hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

    (x) "Section 162(m)" means section 162(m) of the Code and the Treasury Regulations thereunder.

    (y) "Section 162(m) Award" means any Award that is intended to qualify for the performance-based compensation exemption under Section 162(m).

    (z) "Stock Appreciation Right" or "SAR" means an Award under Section 7 hereof entitling a Participant to receive an amount, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock on the date of exercise.

    (aa) "Subsidiary" means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Corporation, or any other affiliate of the Corporation that is so designated, from time to time, by the Committee; provided, however, that with respect to
                                     --------  -------
Incentive Stock Options, the term "Subsidiary" shall include only an entity that qualifies under section 424(f) of the Code as a "subsidiary corporation" with respect to the Corporation.

3.   Shares of Common Stock Subject to the Plan

     3.1. Number of Shares. Subject to the following provisions of this
          ----------------
Section 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is ___________ shares of Common Stock. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or issued shares that have been reacquired by the Corporation. To the extent that any Award payable in Common Stock is forfeited, cancelled, returned to the Corporation for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

    3.2. Adjustments. If there shall occur any recapitalization,
         -----------
reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or other change in corporate structure affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, cause an adjustment to be made in
(i) the maximum number and kind of shares provided in Section 3.1 hereof, (ii) the maximum number and kind of shares set forth in Sections 6.1, 7.1, 8.1 and
9.4 hereof, (iii) the number and kind of shares of Common Stock, share units, or other rights subject to then outstanding Awards, (iv) the price for each share or unit or other right subject to then outstanding Awards, (v) the performance targets or goals applicable to any outstanding Performance Awards (subject to such limitations as are considered appropriate for Section 162(m) Awards), or
(vi) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of section 424(a) of the Code and, to the extent considered advisable by the Committee, in a manner consistent with the requirements of Section 162(m).

4.   Administration of the Plan

     4.1. Committee Members. The Plan shall be administered by the Committee.
          -----------------
The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

     4.2. Discretionary Authority. Subject to the express limitations of the
          -----------------------
Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

     4.3. Changes to Awards. The Committee shall have the authority to effect,
          -----------------
at any time and from time to time, (i) the cancellation of any or all outstanding Awards and the grant in substitution therefor of new Awards covering the same or different numbers of shares of Common Stock and having an exercise or base price which may be the same as or different than the exercise or base price of the cancelled Awards, or (ii) the amendment of the terms of any and all outstanding Awards; provided, however, that no such action by the Committee may
                    --------  -------
adversely impair the rights of a Participant (or any permitted transferee) under any outstanding Award without the consent of the Participant (or transferee). The Committee may in its discretion accelerate the vesting or exercisability of an Award at any time or on the basis of any specified event.

5.   Eligibility and Awards

     All Eligible Persons are eligible to be designated by the Committee to receive an Award under the Plan. The Committee has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares or units subject to the Awards that are granted under the Plan. Each Award will be evidenced by an Award Agreement between the Corporation and the Participant that shall include such terms and conditions (consistent with the
Plan) as the Committee may determine; provided, however, that failure to issue
                                      --------  -------
an Award Agreement shall not invalidate an Award.

6.   Stock Options

     6.1. Grant of Option. An Option may be granted to any Eligible Person
          ---------------
selected by the Committee; provided, however, that only Employees of the
                           --------  -------
Corporation or a Subsidiary shall be eligible to receive Incentive Stock Options. Subject to the applicable provisions of section 422 of the Code, each Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or a Non-qualified Stock Option. The maximum number of shares of Common Stock that may be granted under Options to any Participant during any calendar year shall be limited to _______ shares (subject to adjustment as provided in Section 3.2 hereof).

     6.2. Exercise Price. The exercise price under any Option shall be
          --------------
determined by the Committee; provided, however, that the exercise price per
                             --------  -------
share under an Option shall not be less than 100 percent of the Fair Market Value per share of the Common Stock on the Date of Grant.

     6.3. Vesting; Term of Option.  The Committee, in its sole discretion, shall
          -----------------------
prescribe the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and exercisable, and may accelerate the exercisability of any Option at any time. The period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in an Award, subject to such limitations as may apply under an Award relating to the termination of a Participant's employment or other service with the Corporation or any Subsidiary.

     6.4. Option Exercise; Withholding.  Subject to such terms and conditions as
          ----------------------------
shall be specified in an Award, an Option may be exercised in whole or in part at any time during the term thereof by written notice to the Corporation, together with payment of the aggregate exercise price therefor. Payment of the exercise price shall be made (i) in cash or by cash equivalent, (ii) at the discretion of the Committee, in shares of Common Stock acceptable to the Committee, valued at the Fair Market Value of such shares on the date of exercise, (iii) at the discretion of the Committee, by a delivery of a notice that the Participant has placed a market sell order (or similar instruction) with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Corporation in satisfaction of the Option exercise price (conditioned upon the payment of such net proceeds), (iv) at the discretion of the Committee, by a combination of the methods described above, or
(v) by such other method as may be approved by the Committee and set forth in the Award. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Corporation the full amount of any and all applicable income tax and employment tax amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price of the Options as may be approved by the Committee.

     6.5. Limited Transferability of Non-qualified Options. Solely to the extent
          ------------------------------------------------
permitted by the Committee in an Award and subject to such terms and conditions as the Committee shall specify (which may, in the Committee's discretion, include a requirement that the Option be vested), a Non-qualified Stock Option (but not an Incentive Stock Option) may be transferred to members of the Participant's immediate family (as determined by the Committee) or to trusts, partnerships, or corporations whose beneficiaries, members, or owners are members of the Participant's immediate family, and/or to such other persons or entities as may be approved by the Committee in advance and set forth in an Award, in each case subject to the condition that the Committee be satisfied that such transfer is being made for estate or tax planning purposes or for gratuitous or donative purposes, without consideration (other than nominal consideration) being received therefor. Except to the extent permitted by the Committee in accordance with the foregoing, an Option shall be nontransferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

     6.6. Additional Rules for Incentive Stock Options.
          --------------------------------------------
     (a) Annual Limits.  No Incentive Stock Option shall be granted to a
         -------------
Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Corporation, any Subsidiary, or any parent corporation, would exceed the maximum amount permitted under section 422(d) of the Code. This limitation shall be applied by taking Options into account in the order in which granted.

     (b) Termination of Employment.  An Award of an Incentive Stock Option may
         -------------------------
provide that such Option may be exercised not later than 3 months following termination of employment of the Participant with the Corporation and all Subsidiaries, subject to special rules relating to death and disability, as and to the extent determined by the Committee to be appropriate with regard to the requirements of section 422 of the Code and Treasury Regulations thereunder.

     (c) Other Terms and Conditions; Nontransferability.  Any Incentive Stock
         ----------------------------------------------
Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under section 422 of the Code. Such terms shall include, if applicable, limitations on Incentive Stock Options granted to ten-percent owners of the Corporation. An Award Agreement for an Incentive Stock Option may provide that such Option shall be treated as a Non-qualified Stock Option to the extent that certain requirements applicable to "incentive stock options" under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

     (d) Disqualifying Dispositions.  If shares of Common Stock acquired by
         --------------------------
exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

     6.7.  Restrictions on Transfer of Stock.  The Committee may, in its sole
           ---------------------------------
discretion, impose in any Award of an Option restrictions on the transferability of the shares of Common Stock issued upon exercise of such Option. If any such restrictions are imposed, the Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares subject to such transfer restrictions will remain in the physical custody of an escrow holder until such restrictions are removed or have expired. The Committee may require that certificates representing the shares subject to such restrictions bear a legend making appropriate reference to the restrictions imposed. Subject to any restrictions imposed in accordance with this Section 6.7, the Participant will have all rights of a shareholder with respect to any such shares acquired upon an Option exercise, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.



7.  Stock Appreciation Rights

    7.1.  Grant of SARs. A Stock Appreciation Right granted to a Participant is
          -------------
an Award in the form of a right to receive, upon surrender of the right but without other payment, an amount based on appreciation in the Fair Market Value of the Common Stock over a base price established for the Award, exercisable at such time or times and upon conditions as may be approved by the Committee. The maximum number of shares of Common Stock that may be subject to SARs granted to any Participant during any calendar year shall be limited to ____________ shares (subject to adjustment as provided in Section 3.2 hereof).

    7.2.  Tandem SARs. A Stock Appreciation Right may be granted in connection
          -----------
with an Option, either at the time of grant or at any time thereafter during the term of the Option. An SAR granted in connection with an Option will entitle the holder, upon exercise, to surrender such Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such SAR is exercised, and to receive payment of an amount computed as described in Section
7.4 hereof. Such Option will, to the extent and when surrendered, cease to be exercisable. An SAR granted in connection with an Option hereunder will have a base price per share equal to the per share exercise price of the Option, will be exercisable at such time or times, and only to the extent, that a related Option is exercisable, and will expire no later than the related Option expires.

    7.3.  Freestanding SARs.  A Stock Appreciation Right may be granted
          -----------------
without any related Option, and in such case, will be exercisable as determined by the Committee, but in no event after 10 years from the Date of Grant. The base price of an SAR granted without any related Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per
                                      --------  -------
share of any such freestanding SAR shall not be less than 100 percent of the Fair Market Value of the Common Stock on the Date of Grant.

    7.4.  Payment of SARs. An SAR will entitle the holder, upon exercise of
          ---------------
the SAR, to receive payment of an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of such SAR, by (ii) the number of shares as to which such SAR is exercised. Payment of the amount determined under the foregoing may be made, in the discretion of the Committee, in cash, in shares of Common Stock valued at their Fair Market Value on the date of exercise, or in a combination of cash and shares of Common Stock.

8.  Restricted Stock Award

    8.1.  Grant of Restricted Stock Awards.  An Award of Restricted Stock to a
          --------------------------------
Participant represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price. The Committee may grant a Restricted Stock Award that is a Section 162(m) Award (as described in Section 8.2 below), as well as Restricted Stock Awards that are not Section 162(m) Awards; provided, however, that the maximum
                                           --------  -------
number of shares of Common Stock that may be subject to a Restricted Stock Award granted to a Participant during any one calendar year shall be separately limited to __________ shares (subject to adjustment as provided in Section 3.2 hereof).

    8.2.   Vesting Requirements.  The restrictions imposed on shares granted
           --------------------
under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Such vesting requirements may be based on the continued employment of the Participant with the Corporation or its Subsidiaries for a specified time period or periods, provided that any such restriction shall not be scheduled to lapse in its entirety earlier than the first anniversary of the Date of Grant. Such vesting requirements may also be based on the attainment of specified business goals or measures established by the Committee in its sole discretion. In the case of any Restricted Stock Award that is a Section 162(m) Award, any such performance-based vesting requirements shall be based upon the performance criteria identified in Section 9.3 below, and the terms of the Award shall otherwise comply with the Section 162(m) requirements described in Section 9.4 hereof.

    8.3.  Restrictions.  Shares granted under any Restricted Stock Award may
          ------------
not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Corporation, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed.

    8.4.  Rights as Shareholder.  Subject to the foregoing provisions of this
          ---------------------
Section 8 and the applicable Award Agreement, the Participant will have all rights of a shareholder with respect to the shares granted to him under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

    8.5.  Section 83(b) Election.  The Committee may provide in an Award
          ----------------------
Agreement that the Restricted Stock Award is conditioned upon the Participant's refraining from making an election with respect to the Award under section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Corporation.

9.  Performance Awards

    9.1.  Grant of Performance Awards.  The Committee may grant Performance
          ---------------------------
Awards under the Plan, which shall be represented by units denominated on the Date of Grant either in shares of Common Stock (Performance Shares) or in dollars (Performance Units). The Committee may grant Performance Awards that are
Section 162(m) Awards, as well as Performance Awards that are not Section 162(m) Awards. At the time a Performance Award is granted, the Committee shall determine, in its sole discretion, one or more performance periods and performance goals to be achieved during the applicable performance periods, as well as such other restrictions and conditions as the Committee deems appropriate. In the case of Performance Units, the Committee shall also determine a target unit value or a range of unit values for each Award. No performance period shall exceed ten years from the Date of Grant. The performance goals applicable to a Performance Award grant may be subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events, such as changes in law, accounting practices or unusual or nonrecurring items or occurrences. The Committee's authority to make such adjustments shall be subject to such limitations as the Committee deems appropriate in the case of a Performance Award that is a Section 162(m) Award.

    9.2.  Payment of Performance Awards.  At the end of the performance
          -----------------------------
period, the Committee shall determine the extent to which performance goals have been attained, or a degree of achievement between minimum and maximum levels, in order to establish the level of payment to be made, if any, and shall determine if payment is to be made in the form of cash or shares of Common Stock (valued at their Fair Market Value at the time of payment) or a combination of cash and shares of Common Stock. Payments of Performance Awards shall generally be made as soon as practicable following the end of the performance period.

    9.3.  Performance Criteria.  The performance criteria upon which the
          --------------------
payment or vesting of a Performance Award that is a Section 162(m) Award may be based shall be limited to one or more of the following business measures, which may be applied with respect to the Corporation, any Subsidiary or any business unit, and which may be measured on an absolute or relative to peer-group basis:
(i) total shareholder return, (ii) stock price increase, (iii) return on equity,
(iv) return on capital, (v) earnings per share, (vi) EBIT (earnings before interest and taxes), and (vii) cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital). In the case of Performance Awards that are not Section 162(m) Awards, the Committee shall designate performance criteria from among the foregoing or such other business criteria as it shall determine in its sole discretion.

    9.4.  Section 162(m) Requirements.  In the case of a Performance Award
          ---------------------------
that is a Section 162(m) Award, the Committee shall make all determinations necessary to establish the terms of the Award within 90 days of the beginning of the performance period (or such other time period as is required under Section 162(m)), including, without limitation, the designation of the Participant to whom the Performance Award is to be made, the performance criteria or criterion applicable to the Award and the performance goals that relate to such criteria, and the dollar amounts or number of shares of Common Stock payable upon achieving the applicable performance goals. As and to the extent required by
Section 162(m), the terms of a Performance Award that is a Section 162(m) Award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the Award, and must preclude discretion to increase the amount of compensation payable under the terms of the Award (but may give the Committee discretion to decrease the amount of compensation payable). The maximum amount of compensation that may be payable to a Participant during any one calendar year under a Performance Unit Award shall be $___ million. The maximum number of Common Stock units that may be subject to a Performance Share Award granted to a Participant during any one calendar year shall be __________ share units (subject to adjustment as provided in Section
3.2 hereof).

10.  Phantom Stock Award

     10.1.  Grant of Phantom Stock Awards.  A Phantom Stock Award is an Award
            -----------------------------
to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with an initial value based on the Fair Market Value of the Common Stock on the Date of Grant. A Phantom Stock Award shall be subject to such restrictions and conditions as the Committee shall determine. On the Date of Grant, the Committee shall determine, in its sole discretion, the installment or other vesting period of the Phantom Stock Award and the maximum value of the Phantom Stock Award, if any. No vesting period shall exceed 10 years from the Date of Grant. A Phantom Stock Award may be granted, at the discretion of the Committee, together with a Dividend Equivalent Award covering the same number of shares.

     10.2.  Payment of a Phantom Stock Awards. Upon the vesting date or dates
            ---------------------------------
applicable to the Phantom Stock Award granted to a Participant, an amount equal to the Fair Market Value of one share of Common Stock upon such vesting dates (subject to any applicable maximum value) shall be paid with respect to each Phantom Stock Award unit granted to the Participant. Payment may be made, at the discretion of the Committee, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting dates, or in a combination thereof.

11.  Dividend Equivalent Award

     11.1.  Grant of a Dividend Equivalent Awards.  A Dividend Equivalent Award
            -------------------------------------
granted to a Participant is an Award in the form of a right to receive cash payments determined by reference to dividends declared on the Common Stock from time to time during the term of the Award, which shall not exceed 10 years from the Date of Grant. Dividend Equivalent Awards may be granted on a stand-alone basis or in tandem with other Awards. Dividend Equivalent

Awards granted on a tandem basis shall expire at the time the underlying Award is exercised or otherwise becomes payable to the Participant, or expires.

     11.2.  Payment of Dividend Equivalent Awards. Dividend Equivalent Awards
            -------------------------------------
shall be payable in cash or in shares of Common Stock, valued at their Fair Market Value on either the date the related dividends are declared or the date the Dividend Equivalent Awards are paid to a Participant, as determined by the Committee. Dividend Equivalent Awards shall be payable to a Participant as soon as practicable following the time dividends are declared and paid with respect to the Common Stock, or at such later date as the Committee shall specify in the Award Agreement. Dividend Equivalent Awards granted with respect to Options intended to qualify as a Section 162(m) Award shall be payable regardless of whether the Option is exercised.

12.  Change in Control

     12.1.  Effect of Change in Control.  The Committee may, in an Award
            ---------------------------
Agreement, provide for the effect of a Change in Control on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control.

     12.2.  Definition of Change in Control.  For purposes hereof, a "Change in
            -------------------------------
Control" shall be deemed to have occurred upon the occurrence of any of the following after the date on which the Corporation becomes a publicly-held
Corporation:

            (i) An acquisition (other than directly from the Corporation) of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in
                 --------  -------
     Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Corporation or (B) any corporation or other Person of which a majority of the voting power or the equity securities or equity interests is owned directly or indirectly by the Corporation (a "Control Subsidiary"), or (ii) the Corporation or any Control Subsidiary.

            (ii) The individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election or
                                    --------  -------
     nomination for election by the Corporation's stockholders of any new director was approved by a vote of at least two-thirds of the

     Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further,
                                                       -------  -------
     however, that no individual shall be considered a member of the Incumbent
     -------
     Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause (i) or (iii) of this Section 2(c)(1); or

          (iii) Consummation, after approval by stockholders of the Corporation, of:

                   (1) A merger, consolidation or reorganization involving the Corporation, unless,

                         (A) The stockholders of the Corporation, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or its parent corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                         (B) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and

                         (C) No Person (other than the Corporation, any Control Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Corporation, the Surviving Corporation or any Control Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                   (2) A complete liquidation or dissolution of the Corporation; or


                   (3) The sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Control

                         Subsidiary).

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Corporation which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.


13.  Award Agreements

     13.1.  Form of Agreement. Each Award under this Plan shall be evidenced by
            -----------------
an Award Agreement in a form approved by the Committee setting forth the number of shares of Common Stock, units or other rights (as applicable) subject to the Award, the exercise, base, or purchase price (if any) of the Award, the time or times at which an Award will become vested, exercisable or payable, the duration of the Award, and in the case of Performance Awards, the applicable performance criteria and goals. The Award Agreement shall also set forth other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan. Award Agreements evidencing Awards that are Section 162(m) Awards shall contain such terms and conditions as may be necessary to meet the applicable requirements of Section 162(m). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code.

     13.2.  Forfeiture Events.  The Committee may specify in an Award that the
            -----------------
Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Corporation or Subsidiary policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Corporation or any Subsidiary.

14.  General Provisions

     14.1.  No Assignment or Transfer;  Beneficiaries.  Except as provided in
            -----------------------------------------
Section 6.5 hereof, Awards under the Plan shall not be assignable or transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant, the Award shall be exercised only by such Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other specified under an Award following the Participant's death.

     14.2.  Deferrals of Payment.  Notwithstanding any other provisions of
            --------------------
the Plan, the Committee may permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish the rules and procedures relating to such deferral, including, without limitation, the period of time in advance of payment when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

     14.3.  Rights as Shareholder.  A Participant shall have no rights as a
            ---------------------
holder of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 3.2 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement is a Dividend Equivalent Award, or otherwise provides for dividend payments or similar economic benefits.

     14.4.  Employment or Service.  Nothing in the Plan, in the grant of any
            ---------------------
Award or in any Award Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by, or otherwise serves, the Corporation or any Subsidiary.

     14.5.  Securities Laws.  No shares of Common Stock will be issued or
            ---------------
transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Corporation may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

     14.6.  Tax Withholding.  The Participant shall be responsible for
            ---------------
payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement shall specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

     14.7.  Unfunded Plan.  The adoption of this Plan and any setting aside of
            -------------
cash amounts or shares of Common Stock by the Corporation with which to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. The benefits provided under this Plan shall be a general, unsecured obligation of the Corporation payable solely from the general assets of the Corporation, and neither a Participant nor the Participant's permitted transferees or estate shall have any interest in any assets of the Corporation by virtue of this Plan, except as a general unsecured creditor of the Corporation. Notwithstanding the foregoing, the

Corporation shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Corporation's creditors, to discharge its obligations under the Plan.

     14.8.  Other Compensation and Benefit Plans.  The adoption of the Plan
            ------------------------------------
shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Subsidiary, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees of the Corporation or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan.

     14.9.  Plan Binding on Transferees.  The Plan shall be binding upon the
            ---------------------------
Corporation, its transferees and assigns, and the Participant, his executor, administrator and permitted transferees and beneficiaries.

     14.10.  Construction and Interpretation.  Whenever used herein, nouns in
             -------------------------------
the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

     14.11.  Severability.  If any provision of the Plan or any Award
             ------------
Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     14.12.  Governing Law.  The validity and construction of this Plan and of
             -------------
the Award Agreements shall be governed by the laws of the State of Delaware.

15.  Effective Date, Termination and Amendment

     15.1.  Establishment of the Plan. This Plan is being adopted by the
            -------------------------
Board in connection with the anticipated formation of the Corporation as a Subsidiary of Columbia/HCA and the distribution shortly thereafter by Columbia/HCA of all of its shares of the Corporation to the shareholders of Columbia/HCA.

     15.2.  Effective Date; Shareholder Approval.  The Effective Date of the
            ------------------------------------
Plan shall be November 5, 1998; provided, however, that no amounts may be paid
                                --------  -------
or shares issued under any Award granted on or after the first meeting of the shareholders of the Corporation that shall occur more than twelve months after the date on which the Corporation becomes a publicly held corporation, unless the shareholders of the Corporation shall have approved the Plan. At the sole discretion of the Board, in order to comply with the requirements of Section 162(m) for certain types of Awards under the Plan, the performance criteria set forth in Section 9.3 shall be reapproved by the shareholders of the Corporation no later than the first shareholder meeting that occurs in the fifth calendar year following the calendar year of the initial shareholder approval of such performance criteria.

     15.3.  Termination.  The Plan shall terminate on the date immediately
            -----------
preceding the tenth anniversary of the date the Plan is adopted by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

     15.4.  Amendment.  The Board may at any time and from time to time and
            ---------
in any respect, amend or modify the Plan; provided, however, that no amendment
                                          --------  -------
or modification of the Plan shall be effective without the consent of the Corporation's shareholders that would (i) change the class of Eligible Persons under the Plan, (ii) increase the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 3.1 hereof, or (iii) allow the grant of Options at an exercise price below Fair Market Value. In addition, the Board may seek the approval of any amendment or modification by the Corporation's shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or section 422 of the Code, the listing requirements of the New York Stock Exchange or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

              ___________________________________________________

                            INSTRUMENT OF AMENDMENT
                            -----------------------

                      Columbia/HCA Healthcare Corporation
                      -----------------------------------

               LifePoint Hospitals, Inc. Long-Term Incentive Plan
               --------------------------------------------------


          WHEREAS, Columbia/HCA Healthcare Corporation ("Columbia/HCA") approved and adopted the LifePoint Hospitals, Inc. Long-Term Incentive Plan (the "Plan"); and

          WHEREAS, Section 15.4 of the Plan provides that Columbia/HCA may amend the Plan at any time;

          NOW, THEREFORE,  the Plan is amended as follows:

     (1) All references to "America" shall be replaced with "LifePoint Hospitals, Inc."

     (2) Paragraph 2(o) of the Plan is amended and restated in its entirety as follows:

          "Fair Market Value" of a share of Common Stock as of a given date shall mean the closing sales price of the Common Stock on the Nasdaq Stock Market on the trading day immediately preceding the date as of which the Fair Market Value is to be determined, or, in the absence of any reported sales of Shares on such date, on the first preceding date on which any such sale shall have been reported (in either case, as reported in the Two Star Edition of The Wall Street Journal). If the Common Stock is not listed on the Nasdaq Stock Market on the date as of which Fair Market Value is to be determined, the Committee shall in good faith determine the Fair Market Value in whatever manner it considers appropriate.

     (3) Paragraph 2(g) of the Plan is amended and restated in its entirety as follows:

          "Committee" means the committee appointed to administer the Plan and shall consist of two or more directors of the Corporation (i) none of whom shall be officers or employees of the Corporation, and (ii) all of whom, to the extent deemed necessary or appropriate by the Board, shall satisfy the requirements for an "outside director" under Section 162(m) and a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The members of the Committee shall be appointed by and serve at the pleasure of the Board. Notwithstanding the foregoing, prior to the date Columbia/HCA distributes all of its shares of the Corporation to the shareholders of Columbia/HCA, Committee shall mean a committee of two or more Directors of Columbia/HCA appointed to administer the plan
          (i) none of whom shall be officers or employees of Columbia/HCA, and
          (ii) all of whom, to the extent deemed necessary or appropriate by the Board of Columbia/HCA, shall satisfy the requirements for an "outside director" under Section 162(m) and a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. If the applicable Board shall so direct, designated members of the applicable Committee shall act as a separate subcommittee, which shall administer the Plan as to all Section 162(m) Awards. In such event, all references herein to the applicable Committee relating to Section 162(m) Awards shall be considered to refer only to the applicable separate subcommittee.

     (4) Paragraph 12.2(ii) of the Plan is amended and restated in its entirety as follows:

          The individuals who, as of the date the Corporation issues any class of equity securities required to be registered under Section 12 of the 1934 Act, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided,
                                                                     --------
          however, that if the election or nomination for election by the
          -------
          Corporation's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual
                               --------  -------  -------
          shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a

          Person who has entered into an agreement with the Corporation to effect a transaction described in clause (i) or (iii) of this Section 12.2; or

          (5) Paragraph 6.5 of the Plan is amended and restated in its entirety as follows:

          All Options shall be nontransferable except (i) upon the Participant's death, by the Participant's will or the laws of descent and distribution or (ii) in the case Non-qualified Stock Options only, on a case-by-case basis as may be approved by the Committee in its discretion, in accordance with the terms provided below. An Award Agreement for a Non-qualified Stock Option may provide that the Participant shall be permitted to, during his or her lifetime and subject to the prior approval of the Committee at the time of proposed transfer, transfer all or part of the Option to the Participant's family member (as defined in the Award Agreement in a manner consistent with the requirements for the Form S-8 registration statement, if applicable). Any such transfer shall be subject to the condition that it is made by the Participant for estate planning, tax planning, donative purposes or pursuant to a domestic relations order, and no consideration (other than nominal consideration) is received by the Participant therefor. The transfer of a Non-qualified Stock Option may be subject to such other terms and conditions as the Committee may in its discretion impose from time to time, including a condition that the portion of the Option to be transferred be vested and exercisable by the Participant at the time of the transfer. Subsequent transfers of an Option shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.

          (6) Paragraph 15.4 of the Plan is amended and restated in its entirety as follows:

          The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that no amendment or
                                    --------  -------
          modification of the Plan shall be effective without the consent of the Corporation's shareholders that would (i) change the class of Eligible Persons under the Plan, (ii) increase the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section
          3.1 hereof, or (iii) allow the grant of Options at an exercise price below Fair Market Value. In addition, the Board may seek the approval of any amendment or modification by the Corporation's shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with
          Section 162(m) or section 422 of the Code, the listing requirements of the Nasdaq Stock Market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

     (7) An Appendix A is added to the Plan, which reads in its entirety as follows:

                                  "Appendix A
                                   ----------

          Notwithstanding anything elsewhere in the Plan to the contrary, the following rules shall apply in connection with the distribution of Common Stock to Columbia/HCA stockholders (the "Spin-off").

          (i) In the case of each Columbia/HCA Non-Qualified Option that is a vested option and covers more than 1000 shares, the Committee may grant an option which covers a number of shares of Common Stock equal to the Original Number of Shares multiplied by the LifePoint Share Multiple and which has a per share exercise price equal to the per share exercise price of the original Columbia/HCA Non-Qualified Option multiplied by the LifePoint Ratio.

          (ii) In the case of each Columbia/HCA ISO that is held by a LifePoint Employee or LifePoint Terminee (or his estate), the Committee may grant an option which covers a number of shares of Common Stock equal to the Original Number of Shares divided by the LifePoint Ratio and (2) has a per share exercise price equal to the original per share exercise price multiplied by the LifePoint Ratio.

          (iii) In the case of any options granted by the Committee pursuant to this Appendix, any resulting per share exercise price which is not equal to a whole multiple of a cent shall be rounded up to the next whole cent and any

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

                 resulting number of shares covered by an option which is not equal to a whole multiple of a share shall be rounded down to the next whole share.

          (iv) The Committee may provide that the terms of any option granted under this Appendix are to be substantially the same as those of the related Columbia/HCA Option, subject to such exceptions as the Committee may provide. Any such option may, in the discretion of the Committee, also provide that (a) any period of prior employment or service with Columbia/HCA or any related entity is to be credited as covered employment or service for purposes of determining the vesting and exercisability of such option (to the same extent as such period was credited for such purposes under the related original Columbia/HCA Option), and
                 (b) in the case of any Columbia/HCA Non-Qualified Option, the optionee is to be considered to be employed by or providing services to the Corporation so long as he is employed by or providing services to Columbia/HCA or Triad Hospitals, Inc. ("Triad") (or any Subsidiary thereof), for purposes of determining when the option will cease to be exercisable on account of termination of employment or service, and at such time as the optionee ceases to be employed by or provide service to Columbia/HCA or Triad (or any Subsidiary thereof), such cessation of employment or service shall be treated as though it were a cessation of employment or service with the Corporation under comparable circumstances.

           (v)   For purposes hereof, the following definitions shall apply:

            (a) "Affiliate" shall mean any entity required to be aggregated with Columbia/HCA, LifePoint or Triad as appropriate, pursuant to Code sections 414(b), 414(c), 414(m) or 414(o).

            (b) "Assets" shall mean all properties, rights, contracts, leases and claims, of any kind and description, wherever located, whether tangible or intangible or whether real, personal or mixed.

           (c) "Columbia/HCA ISO" shall mean any option outstanding under a Columbia/HCA Option Plan on the date of the Spin-off that is intended to qualify as an "Incentive Stock Option" under section 422 of the Code.

           (d) "Columbia/HCA Non-Qualified Option" shall mean any stock option outstanding under a Columbia/HCA Option Plan on the date of the Spin-off that is not a Columbia/HCA ISO. Any such option shall be considered a "vested option" to the extent that it is exercisable on the date in question and shall be considered a "non-vested option" to the extent that it is not yet exercisable on such date.

           (e) "Columbia/HCA Option" shall mean a Columbia/HCA ISO or Columbia/HCA Non-Qualified Option, as the context shall indicate.

           (f) "Columbia/HCA Option Plan" shall mean any plan maintained by Columbia/HCA under which there are stock options outstanding on the date of the Spin-off.

           (g) "Ex-Dividend Date" shall mean the first trading date on which the Columbia/HCA stock shall trade on an ex-dividend basis with respect to the distribution of the Corporation's Common Stock and Triad's stock.

           (h) "LifePoint Business" shall mean any business now or formerly conducted by the Corporation, or its present or former Subsidiaries, including any business now or formerly conducted by Columbia/HCA and its Subsidiaries that is associated with the Assets of the Corporation and its Subsidiaries.

           (i) "LifePoint Employee" shall mean an employee of the Corporation, or any direct or indirect Subsidiary of the Corporation that is an Affiliate thereof, on the date of the Spin-off.

           (j) "LifePoint Ratio" shall mean a fraction whose numerator is the closing price of the Common Stock on the first day on which such stock is traded and whose denominator is the closing price of the Columbia/HCA stock on the trading date immediately preceding the Ex-Dividend Date.

            (k) "LifePoint Share Multiple" shall mean the number of shares of Common Stock to be distributed per share of Columbia/HCA stock on the date of the Spin-off.

            (l) "LifePoint Terminee" shall mean any individual who is no longer employed by Columbia/HCA or any Affiliate thereof immediately prior to the Spin-off but was employed by a LifePoint Business immediately prior to his termination of employment from Columbia/HCA and its Affiliates.

            (m) "Original Number of Shares" shall mean, as to any Columbia/HCA Option, the number of shares of Columbia/HCA stock covered by such option immediately prior to the Spin-off.

          Notwithstanding anything elsewhere in the Plan to the contrary, the Committee may grant Non-qualified Stock Options, effective as of the twenty-first trading date for the Common Stock, at an exercise price equal to the Fair Market Value of the Common Stock on such date, in accordance with the attached Schedule and in accordance with such other terms as shall be established by the Committee."




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